                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) August 7, 1996
                                                 --------------

                                CRIIMI MAE Inc.
                                ---------------

             (Exact name of registrant as specified in its charter)


          Maryland                   1-10360                  52-1622022
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(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                  File Number)             Identification No.)


11200 Rockville Pike, Rockville, Maryland                          20852
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(Address of principal executive office)                          (Zip code)


Registrant's telephone number including area code (301) 816-2300
                                                  --------------


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         (Former name or former address, if changed since last report)


                            Exhibit Index on Page 4
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Item 5. Other Events.
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     CRIIMI MAE Inc.(the "Company") has offered, pursuant to its registration statement on Form S-3 filed with the Securities and Exchange Commission on July 13, 1994 (Commission File Number 33-54267), as amended by Post-Effective Amendment No. 1 thereto dated February 1, 1996 (the "Registration Statement"), and as supplemented by a Prospectus Supplement thereto dated August 7, 1996 (the "Prospectus Supplement"), 2,100,000 shares of 10.875% Series B Cumulative Convertible Preferred Stock, $.01 par value per share (the "Preferred Shares"), at an offering price to the public of $25.00 per share, for an aggregate price to public of $52,500,000. The underwriters have severally agreed to purchase from the Company the Preferred Shares for an aggregate price of $50,400,000, pursuant to the terms of that certain Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1, and is incorporated in its entirety by reference in response to this Item 5. The Company has also granted the underwriters an option, exercisable for 30 days, to purchase up to 315,000 additional Preferred Shares to cover over-allotments at an aggregate price of $7,560,000. The closing of the offering is scheduled to occur on August 13, 1996.

     The terms and provisions of the Preferred Shares are set forth in the Articles Supplementary to the Articles of Incorporation of the Company, a copy of which is attached hereto as Exhibit 4.1 and is incorporated in its entirety by reference in response to this Item 5.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits
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     1.1  Form of Underwriting Agreement

     4.1  Form of Articles Supplementary with respect to Preferred Shares

     4.2  Form of specimen certificate representing Preferred Shares

     99.1 Press Release

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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CRIIMI MAE Inc.


Date:   August 9, 1996                   By: /s/ H. William Willoughby
     ----------------------                  -------------------------
                                                 H. William Willoughby
                                                 President

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                               INDEX TO EXHIBITS

                                    FORM 8-K




                                                                        Page
                                                                        ----

1.1  Form of Underwriting Agreement

4.1  Form of Articles Supplementary with respect to Preferred Shares

4.2  Form of specimen certificate representing Preferred Shares

99.1 Form of Press Release